                                                                   Exhibit 10-2

         Confidential Materials omitted and filed separately with the
                     Securities and Exchange Commission.
                         Asterisks denote omissions.





                     Dated this 30th day of January 1996




                                   Between




                  CHARTERED SEMICONDUCTOR MANUFACTURING LTD




                                     And




                             ANALOG DEVICES B.V.




                  -----------------------------------------


                              DEPOSIT AGREEMENT

                  -----------------------------------------

         Confidential Materials omitted and filed separately with the
                     Securities and Exchange Commission.
                         Asterisks denote omissions.



                              DEPOSIT AGREEMENT


            THIS AGREEMENT is made the 30th day of January 1996 by and between-:

            (1) CHARTERED SEMICONDUCTOR MANUFACTURING LTD, a company incorporated in Singapore with its registered office at 60 Woodlands Industrial Park D Street 2, Singapore 738406 (hereinafter referred to as "CSM"); and

            (2) ANALOG DEVICES B.V., a Netherlands corporation with its principal place of business at Beneluxweg 27, 4904 SJ Oosterhout, The Netherlands (hereinafter referred to as "Customer").


            WHEREAS:

            (A) CSM is engaged primarily in the business of the development, manufacturing, assembly, marketing and selling of semiconductors, with its 2 wafer fabrication facilities situated in Singapore. CSM intends to establish a third wafer fabrication facility in Singapore.

            (B) Customer desires to deposit certain funds with CSM to enable CSM to procure increased wafer fabrication capacity and to make available to Customer certain wafer manufacturing capacity, on the terms and conditions of this Agreement.


            IT IS HEREBY AGREED as follows:-

            1.   THE DEPOSIT

            1.1 In consideration of CSM agreeing to make available to Customer certain wafer manufacturing capacity, Customer will deposit with CSM the sum of US$20,000,000 (the "Deposit") on such dates and in such amounts as specified in Annex A.

            1.2 The Deposit shall be paid by telegraphic transfer to an account designated by CSM and such Deposit shall be maintained by Customer to the full amount required in accordance with Annex A, up to a maximum amount of US$20,000,000 during the term of this Agreement.

            1.3 Immediately upon the expiry of the term of this Agreement or the earlier termination thereof in accordance with Clause 6 or Clause 7.2, CSM will return to Customer the Deposit, without interest and subject

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         Confidential Materials omitted and filed separately with the
                     Securities and Exchange Commission.
                         Asterisks denote omissions.



                 to any deductions made by CSM pursuant to the terms of this Agreement.

            2.   CSM SUPPLY COMMITMENT

            2.1 In consideration of the payment of the Deposit by Customer and Customer's maintenance of the full deposit amount required in accordance with Annex A with CSM, CSM will make available to Customer, wafer manufacturing capacity for 8-inch wafers ****** ************** in each calendar quarter commencing from the ********************* until the expiry or the earlier termination of the term of this Agreement, in such quantities as set out in Annex B (the "CSM Supply Commitment").

            2.2 The Parties agree that the technology mix of the CSM Supply Commitment for each calendar month will be in direct proportion to the technology mix of CSM's total wafer output to customers in such months.

                 Example
                 -------

                 If CSM's total wafer output in a month is ****** wafers and the CSM Supply Commitment to Customer constitutes *** of CSM's total wafer output, then the wafer capacity committed by CSM to Customer shall be in the following mix:-

                     ******************   ***********************

                        *************            ***
                        **************           ***
                        **************           ***

                       *************            ****


            2.3 Unless otherwise expressly provided in this Agreement, the sale of wafers by CSM to Customer, the capacity of which is made available to Customer under this Agreement, shall be governed by the terms and conditions of CSM's foundry agreement entered into by CSM and Customer (the "Foundry Agreement").

            2.4 CSM reserves the right to adjust the pricing of wafers to be supplied by CSM from time to time depending on **************** ***************************************, Provided however that
                 CSM shall give Customer not less than ********* prior written notice of such adjustment. In any event, the price of wafers supplied to Customer shall be no more than ** above CSM's pricing for similar

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         Confidential Materials omitted and filed separately with the
                     Securities and Exchange Commission.
                         Asterisks denote omissions.



                 products and processes and similar quantities available to CSM's equity investors.

            3.   CUSTOMER LOADING COMMITMENT

            3.1 Customer agrees to place purchase orders with CSM for such quantity of 8-inch wafers *******************************) for delivery during the calendar quarters set out in Annex B (the "Customer Loading Commitment"). The quantity of wafers for which orders are placed by Customer is hereinafter referred to as the "Customer Actual Loading."

            3.2 The Customer Actual Loading for each calendar quarter during the term of the Agreement shall be equal to the Customer Loading Commitment. In addition, the month to month variation in the Customer Actual Loading shall not exceed *** without the prior written approval of CSM.

            3.3 Notwithstanding the provisions of Clause 3.2, CSM agrees to waive payment of liquidated damages under Clause 4 if the Customer Actual Loading for any calendar quarter is in aggregate not less than *** of the Customer Loading Commitment for that quarter.


            4.   LIQUIDATED DAMAGES

            4.1 The Parties acknowledge that in the initial period, CSM and Customer would work together to qualify Customer's products at CSM's wafer fabrication facility. Accordingly, the provisions of Clause 4 for the payment of liquidated damages shall be effective in respect of the CSM Supply Commitment and the Customer Loading Commitment from the *************************. In addition, CSM shall not be liable for any losses or damages whatsoever incurred by Customer in the event that CSM fails to deliver the Customer Actual Loading for the period prior to the
                 ******************************.

            4.2 In the event that the Customer Actual Loading for any calendar quarter is less than *** of the Customer Loading Commitment for that quarter, Customer shall pay to CSM liquidated damages calculated based on the shortfall from **** of the Customer Loading Commitment for that quarter, ************************** ****************. The formula for calculation of such liquidated damages shall be as follows:-

                         **************************************
                         ******************************************

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         Confidential Materials omitted and filed separately with the
                     Securities and Exchange Commission.
                         Asterisks denote omissions.



            4.3 In the event that CSM fails to deliver at least **** of the Customer Actual Loading for any calendar quarter, CSM shall pay to Customer liquidated damages calculated based on the shortfall from **** of the Customer Actual Loading,
                 **************************************************************.
                 The formula for calculation of such liquidated damages shall be as follows:-

                      ******************************************
                      ******************************************

            4.4 CSM and Customer agree and acknowledge that the amount payable as liquidated damages pursuant to Clauses 4.2 and 4.3 is a genuine preestimate of the loss which would be suffered by the non-defaulting Party as a consequence of the failure of the defaulting Party to fulfill its respective obligations under Clauses 2 and 3 of this Agreement.

            4.5 CSM and Customer each agrees that their respective liability, in CSM's case to fulfill the CSM Supply Commitment under Clause 2 and in Customer's case to fulfill the Customer Loading Commitment under Clause 3, ***********************************
                 ***********************************************************,
                 and that neither Party shall be liable for any indirect, special or consequential damages even if such Party had or should have had any knowledge, actual or constructive, of the possibility of such damages.


            5.   SET OFF AND MAINTENANCE OF DEPOSIT

            5.1 CSM shall be entitled to deduct from and set-off against the Deposit, the following sums due from Customer:-

                 (a) the amount of liquidated damages as they fall due pursuant to Clause 4; and
                 (b) any payment falling due and remaining unpaid under the Foundry Agreement.

            5.2 At the end of each calendar quarter, CSM shall issue a written notice to Customer stating the amount of the liquidated damages and/or overdue payments and Customer shall pay the relevant sum to CSM so as to maintain the Deposit at the amount required in accordance with Annex A, within 30 days of the date of such notice.

            5.3 CSM's right of deduction and set-off pursuant to Clause 5.2 shall be in addition to CSM's right to claim the aforesaid liquidated damages and overdue payments separately as a debt due from Customer and shall not in any way prejudice such right or any other rights or remedies which CSM may have at law or in equity.

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         Confidential Materials omitted and filed separately with the
                     Securities and Exchange Commission.
                         Asterisks denote omissions.



            6.   TERM AND TERMINATION

            6.1 The term of this Agreement shall expire on **************** and may be earlier terminated in the following events:-

                 (a)  At the option of CSM, ***********************************
                      *********************** of the amount required in
                      accordance with Annex A and Customer fails to make payment of the shortfall up to the amount required in accordance with Annex A to CSM within the period set out in Clause 5.2;

                 (b) At the option of CSM, in the event that the Customer Actual Loading is in aggregate less than *** of the Customer Loading Commitment for ** consecutive calendar months;

                 (c) At the option of Customer, in the event that CSM fails to deliver to Customer in aggregate at least *** of the Customer Actual Loading for ** consecutive calendar months;

                 (d) At the option of either Party, in any of the following events:-

                      (i) the inability of the other Party to pay its debts in the normal course of business; or

                      (ii) the other Party ceasing or threatening to cease wholly or substantially to carry on its business, otherwise than for the purpose of a reconstruction or amalgamation without insolvency; or

                      (iii) any encumbrancer taking possession of or a receiver, manager, trustee or judicial manager being appointed over the whole or any substantial part of the undertaking, property or assets of the other Party; or

                      (iv) the making of an order by a court of competent jurisdiction or the passing of a resolution for the winding-up of the other Party or any company controlling the other Party, otherwise than for the purpose of a reconstruction or amalgamation without insolvency.

            6.2 Termination of the Agreement pursuant to Clause 6.1 shall take effect immediately upon the issue of a written notice to that effect by the Party terminating the Agreement to the other. The termination of this Agreement howsoever caused shall be without prejudice to any obligations or rights of either Party which have accrued prior to such termination and shall not affect any provision of this Agreement which

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         Confidential Materials omitted and filed separately with the
                     Securities and Exchange Commission.
                         Asterisks denote omissions.



                 is expressly or by implication provided to come into effect on or to continue in effect after such termination.


            7.   FORCE MAJEURE

            7.1 CSM's obligation to provide the CSM Supply Commitment and Customer's obligation to place purchase orders in accordance with the terms of this Agreement shall be suspended upon the occurrence of a force majeure event such as act of God, flood, earthquake, fire, explosion, act of government, war, civil commotion, insurrection, embargo, riots, lockouts, labour disputes affecting CSM or Customer as the case may be, for such period as such force majeure event may subsist. Upon the occurrence of a force majeure event, the affected Party shall notify the other Party in writing of the same and shall by subsequent written notice after the cessation of such force majeure event inform the other Party of the date on which that Party's obligation under this Agreement shall be reinstated.

            7.2 Notwithstanding anything in this Clause 7, upon the occurrence of a force majeure event affecting either Party, and such force majeure event continues for a period exceeding 6 consecutive months without a prospect of a cure of such event, the other Party shall have the option, in its sole discretion, to terminate this Agreement. Such termination shall take effect immediately upon the written notice to that effect from the other Party to the Party affected by the force majeure event.


            8.   **********************
                 ----------------------

            8.1  ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 *****************.

            8.2  ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 *****************.

            8.3 CSM shall notify Customer of any claim of infringement or of commencement of any suit, action, or proceedings alleging infringement of any intellectual property rights of any third party

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         Confidential Materials omitted and filed separately with the
                     Securities and Exchange Commission.
                         Asterisks denote omissions.



                 forthwith after receiving notice thereof. Customer shall have the right in its sole discretion and at its expense to participate in the defence of any such claim, suit, action or proceedings and in any and all negotiations with respect thereto. In addition, Customer shall be entitled to produce written documentation evidencing the existence of a valid cross-licensing agreement between Customer and such third party claiming infringement.

            8.4  ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 *****************.

            8.5 Customer shall notify CSM of any claim of infringement or of commencement of any suit, action, or proceedings alleging infringement of any intellectual property rights of any third party forthwith after receiving notice thereof. CSM shall have the right in its sole discretion and at its expense to participate in the defence of any such claim, suit, action or proceedings and in any and all negotiations with respect thereto.

            8.6  ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 ***************************************************************
                 ********************************.


            9.   CONFIDENTIALITY

            9.1 All Confidential Information shall be kept confidential by the recipient unless or until the recipient Party can reasonably demonstrate that any such Confidential Information is, or part of it is, in the public domain through no fault of its own, whereupon to the extent that it is in the public domain or is required to be disclosed by law this obligation shall cease. For the purposes of this Agreement, "Confidential Information" shall mean all communications between the Parties, and all information and other materials supplied to or received by either of them from the other (a) prior to or on the date of this Agreement whether or not marked confidential; (b) after the date of this Agreement which is

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                 marked confidential with an appropriate legend, marking, stamp or other obvious written identification by the disclosing Party, and (c) all information concerning the business transactions and the financial arrangements of the Parties with any person with whom any of them is in a confidential relationship with regard to the matter in question coming to the knowledge of the recipient.

            9.2 The Company and the Parties and shall take all reasonable steps to minimise the risk of disclosure of Confidential Information, by ensuring that only they themselves and such of their employees and directors whose duties will require them to possess any of such information shall have access thereto, and will be instructed to treat the same as confidential.

            9.3 The obligation contained in this Clause shall endure, even after the termination of this Agreement, for a period of ** years from the date of receipt of the Confidential Information except and until such Confidential Information enters the public domain as set out above.


            10.  NOTICES

            10.1 Addresses
                 ---------

                 All notices, demands or other communications required or permitted to be given or made under or in connection with this Agreement shall be in writing and shall be sufficiently given or made (a) if delivered by hand or commercial courier or (b) sent by pre-paid registered post or (c) sent by legible facsimile transmission (provided that the receipt of such facsimile transmission is confirmed and a copy thereof is sent immediately thereafter by pre-paid registered post) addressed to the intended recipient at its address or facsimile number set out below. A Party may from time to time notify the others of its change of address or facsimile number in accordance with this Clause.

                 CSM
                 ---

                 60 Woodlands Industrial Park D
                 Street 2
                 Singapore 738406
                 Facsimile no: (65) 362 2908
                 Attn: The President

                 Customer
                 --------

                 Bay F-1
                 Raheen Ind. Estate
                 Limerick, Ireland
                 Telefax no: (353) 613 08448
                 Attn: Managing Director

                 With Copy to:-

                 Analog Devices Inc.
                 One Technology Way
                 P.O. Box 9105
                 Norwood
                 MA 02062 - 9106
                 United States of America
                 Telefax no: (617) 461 4100
                 Attn: Vice President & General Manager

            10.2 Deemed Delivery
                 ---------------

                 Any such notice, demand or communication shall be deemed to have been duly served (a) if delivered by hand or commercial courier, or sent by pre-paid registered post, at the time of delivery; or (b) if made by successfully transmitted facsimile transmission, at the time of dispatch (provided that the receipt of such facsimile transmission is confirmed and that immediately after such dispatch, a copy thereof is sent by pre-paid registered post).


            11.  WAIVER AND REMEDIES

            11.1 No delay or neglect on the part of either Party in enforcing against the other Party any term or condition of this Agreement or in exercising any right or remedy under this Agreement shall either be or be deemed to be a waiver or in any way prejudice any right or remedy of that Party under this Agreement.

            11.2 No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more of such remedies by either of the Parties hereto shall not constitute a waiver by such Party of the right to pursue any other available remedy.



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                     Securities and Exchange Commission.
                         Asterisks denote omissions.





            12.  SEVERANCE

                 If any provision or part of this Agreement is rendered void, illegal or unenforceable in any respect under any enactment or rule of law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


            13.  ENTIRE AGREEMENT

                 This Agreement constitutes the entire agreement between CSM and Customer and shall supersede all previous agreements and undertakings between Parties with respect to the subject matter hereof, Provided however that the *****************************
                 ***************************************************************
                 *********** shall remain in full force and effect in accordance with the terms therein.


            14.  ARBITRATION AND GOVERNING LAW

            14.1 Except as otherwise expressly provided hereunder any dispute or controversy arising in connection with this Agreement which cannot be settled by mutual or amicable agreement shall be finally settled under the rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with those rules. The place of arbitration shall be London. The arbitration shall be conducted in English.

            14.2 This Agreement shall be governed by the substantive laws of
                 Singapore





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            IN WITNESS WHEREOF the Parties have hereunto entered into this
            Agreement the date first above written.





            Signed by TAN BOCK SENG            )
            CHARTERED SEMICONDUCTOR            )
            MANUFACTURING LTD                  )
            in the presence of :-              ) /S/ TAN BOCK SENG
                                                 -----------------





            /S/ CHOONG CHAR YNG LING (sp?)
            ------------------------------
            Name








            Signed by JOSEPH E. MCDONOUGH    )
            ANALOG DEVICES B.V.              )
            in the presence of :-            ) /S/ JOSEPH E.MCDONOUGH
                                               ----------------------
                                                   Managing Director




            /S/ WILLIAM A. WISE, JR.
            -----------------------
            Name






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                     Securities and Exchange Commission.
                         Asterisks denote omissions.




                                     ANNEX A


                                Payment Schedule
                                ----------------



            *************                      *****************


            *************                      *****************

            *************                      *****************

            *************                      *****************

            *************                      *****************












            ANALOG DEVICES B.V.






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           Confidential Materials omitted and filed separately with
                   the Securities and Exchange Commission.
                         Asterisks denote omissions.



                                     ANNEX B


                              CSM SUPPLY COMMITMENT
                              ---------------------
                           CUSTOMER LOADING COMMITMENT
                           ---------------------------


                           Number of ****************



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                                                                                ******

      ***     *****    *****    *****    *****    *****    *****    *****        *****
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         ANALOG DEVICES B.V.